AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
April 2013

For the month of April 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of    0.86% and a net return of 0.82%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.01% for the month.

April gross relative performance: -0.15%

Performance for periods ended April 30, 2013
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.84%	4.02%	5.77%	6.28%	5.46%
HIT Total Net Rate of Return	0.69%	3.59%	5.32%	5.83%	5.03%
Barclays Capital Aggregate Bond Index	0.89%	3.68%	5.51%	5.72%	5.04%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s underweight to agency fixed-rate single family mortgage-backed securities (RMBS), as sector was the worst performing major sector in the Barclays aggregate with excess returns to Treasuries of -15 basis points (bps).  As of April 30, 2013, the HIT had 23.6% allocated to RMBS compared to 29.2% for the index.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate with excess returns of 49 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.9% of the index as of April 30, 2013.

●
Slightly weaker performance from the HIT’s agency multifamily mortgage-backed securities as interest rate swap spreads widened at the longer end of the curve.  Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads both expanded by about 2 bps relative to Treasuries. Fannie Mae multifamily DUS securities 10/9.5s widened by approximately 3 bps and shorter duration 5/4.5s tightened by approximately 3 bps relative to Treasuries.

AFL-CIO HOUSING INVESTMENT TRUST                                                  April 2013 Performance Commentary

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -5, 16, 44, and 77 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 91% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee, compared to 73% for the Barclays Aggregate at April 30.

●
The HIT’s slightly short relative duration as interest rates fell across the curve.  Two-year, 5-year, and 10-year Treasuries rates dropped by approximately 4, 9 and 18 bps, respectively from the end of March to the end of April.

April 2013 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.89%	0	5.39
Agencies	+0.68%	+12	3.89
Single family agency MBS (RMBS)	+0.53%	-15	3.69
Corporates	+1.83%	+49	7.21
Commercial MBS (CMBS)	+0.89%	+55	3.15
Asset-backed securities (ABS)	+0.40%	+8	2.87
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/13	4/30/13	Change
1 Month	0.028%	0.033%	0.005%
3 Month	0.074%	0.048%	-0.026%
6 Month	0.104%	0.079%	-0.025%
1 Year	0.124%	0.104%	-0.020%
2 Year	0.244%	0.209%	-0.035%
3 Year	0.350%	0.307%	-0.043%
5 Year	0.765%	0.677%	-0.088%
7 Year	1.213%	1.110%	-0.103%
10 Year	1.850%	1.673%	-0.177%
30 Year	3.103%	2.877%	-0.226%
        Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.